SECURITIES AND EXCHANGE COMMISSION


                              Washington, D C  20549


                                    Form 8-K/A


                                  CURRENT REPORT



      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) September 10, 1997



                         United Security Bancshares, Inc.
              (Exact name of registrant as specified in its charter)



         Alabama                       0-14549                      63-0843362
(State or other jurisdiction         (Commission                 (IRS Employer
     of incorporation)               File Number)            Identification No.)


131 West Front Street,                   Thomasville, AL                36784

                     (Address of principal executive offices)


         Registrant's telephone number, including area code (334) 636-5424


           (Former name of former address, if changed since last report)



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Item 2.   Acquisition or Disposition of Assets

     On June 30, 1997, the Registrant consummated the merger (the "Merger") of First Bancshares, Inc. ("FBI") with and into the Registrant and the merger of First Bank & Trust ("First Bank") with and into the Registrant's wholly-owned subsidiary, United Security Bank.

     Registrant files herewith the financial statements required by Item 7 of Form 8-K.

     For additional information regarding the Merger, see the Registrant's current reports on Form 8-K dated June 30, 1997, and July 16, 1996, its quarterly report on Form 10-Q for the quarter ended September 30, 1996, its annual report on Form 10-K for the year ended December 31, 1996, and its Registration Statement on Form S-4 (Reg. No. 333-21241).


Item 7.   Financial Statements and Exhibits

99(a) - Consolidated Statements of Financial Condition of FBI as of December 31, 1996 and 1995, and FBI's Consolidated Statements of Income, Consolidated Statement of Changes in Stockholders' Equity and Consolidated Statements of Cash Flows for the years ended December 31, 1996, 1995, and 1994 (incorporated by reference to Registrant's Registration Statement on Form S-4, No. 333-21241).

99(b) - Pro Forma Combined Condensed Consolidated Statement of Condition as of December 31, 1996 (unaudited) and Pro Forma Combined Condensed Consolidated Statements of Income for each of the five years ended December 31, 1996 (unaudited), and the notes thereto (incorporated by reference to Registrant's Registration Statement on Form S-4, No. 333-21241).

99(c) - Unaudited Pro Forma Combined Condensed Statement of Financial Condition as of June 30, 1997, and Unaudited Combined Condensed Consolidated Statement of Income for the Six Months ended June 30, 1997 and 1996.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Dated:    September 10, 1997.


                              UNITED SECURITY BANCSHARES, INC.

                              By:  /s/ Jack M. Wainwright, III
                                   Jack M. Wainwright, III
                                   President



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